UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): January 18, 2013

Career Education Corporation

(Exact Name of Registrant as Specified in Charter)

Delaware	0-23245	36-3932190
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

231 N. Martingale Rd., Schaumburg, IL	60173
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (847) 781-3600

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On January 18, 2013, Career Education Corporation (the “Company”) received notification that the Higher Learning Commission (“HLC”) acted to continue the accreditation of Colorado Technical University (“CTU”). The next reaffirmation of accreditation is scheduled for 2022-2023. CTU will have a comprehensive review in 2016-17 and was asked to provide two interim monitoring reports to HLC, which will be completed by July 2013.

CTU issued a press release regarding the reaffirmation of accreditation by HLC on January 29, 2013, a copy of which is attached as Exhibit 99.1, and the information contained therein is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description of Exhibits

99.1	Press release of Colorado Technical University dated January 29, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAREER EDUCATION CORPORATION

By:	/s/ Colleen M. O’Sullivan
Colleen M. O’Sullivan Senior Vice President and Chief Financial Officer

Dated: January 28, 2013

Exhibit Index

Exhibit Number	Description of Exhibits

99.1	Press release of Colorado Technical University dated January 29, 2013

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